                                                               Filed Pursuant to
                                                        Rule 424 (b) (3) and (c)
                                                              File No. 333-42500

                 PROSPECTUS SUPPLEMENT NO. 9 DATED JUNE 21, 2001
                       TO PROSPECTUS DATED AUGUST 3, 2000

                             CONEXANT SYSTEMS, INC.
                                7,651,414 SHARES
                                       OF
                                  COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

        This Prospectus Supplement should be read in conjunction with the Prospectus dated August 3, 2000 (the "Prospectus"). The table on pages 23, 24 and 25 of the Prospectus under the caption "Selling Securityholders" setting forth information concerning the selling securityholders in connection with the HotRail Acquisition is superceded by the following table:


                                                              COMMON STOCK OWNED       COMMON STOCK
NAME                                                        PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                        ---------------------     --------------
HOTRAIL ACQUISITION:
1392551 Ontario Ltd. ....................................                32,421            32,421
Acuitive, Inc. ..........................................                 2,161             2,161
Adimare, Louis R. .......................................                   519               519
Ahn, Daniel H. ..........................................                 7,883             7,883
Ain, Mark Stuart ........................................                   519               519
Ain, Ross D. ............................................                   519               519
Albanese, Glen W. .......................................                   862               862
Alexander, Leslie L. IRA.................................                 2,595             2,595
Al-Khaled, Dalal Khaled Zaid.............................                 1,081             1,081
Al-Khalid, Fahia & Omar Al-Nisif.........................                 1,081             1,081
Al-Khalid, Lulwa & Alya Al-Bahar.........................                 1,081             1,081
Al-Majed, Hussah A. H. ..................................                 1,081             1,081
Al-Marzouq, Abdulwahab & Nawal Al-Marzouq................                 1,081             1,081
Al-Sabah, Mariam Nasser..................................                   540               540
Allen, Bradley P. and Rebecca J. Allen, Trustees of the
Bradley and Rebecca Allen Trust Dated February 21, 1998                     865               865
Alpine Venture Fund, LP..................................               205,856           205,856
American Pacific Ventures, Inc. .........................                10,015            10,015
Avellar Estates, Ltd.....................................                   324               324
Averett, James E. Jr., MD/IRA............................                   404               404
Avista Ventures, Inc. ...................................                10,807            10,807
Bam, Eric................................................                   235               235
Bancroft Investments II..................................                 1,038             1,038
Bancroft Investments III.................................                 1,038             1,038
Bancroft Partners........................................                   519               519
Barr, John O. Jr. .......................................                   156               156
Barshop, Bruce B. .......................................                   404               404

                                                              COMMON STOCK OWNED       COMMON STOCK
NAME                                                        PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                        ---------------------     --------------
Barshop, Jamie L. .......................................                   404               404
Barshop, Steven..........................................                   404               404
Baulme, Herve............................................                   432               432
Baumgartner, Janet ......................................                   270               270
Baumgartner, Walter F. ..................................                   270               270
Bean, Brian..............................................                 4,678             4,678
Beans Plus LLC - Finance.................................                3,087*             3,087
Beans Plus LLC - SM......................................                2,329*             2,329
Binder Complex Family Trust..............................                   404               404
Blackstone Technology Partners, LLC......................                 4,323             4,323
Bliessener, Merrylee.....................................                 1,543             1,543
Boehlke, Robert J. ......................................                   519               519
Bott, Richard H. ........................................                 1,038             1,038
Boyadjieff, George.......................................                   519               519
BP Amoco Corporation Master Trust for Employee Pension
Plans ...................................................                83,659            83,659
Broadview SLP............................................                 1,038             1,038
Bucknell University......................................                 2,076             2,076
Builder Investment Partnership...........................                   811               811
Bumgarner, Donna S. .....................................                 1,790             1,790
Burger Family Trust, The DTD 3/25/98.....................                   270               270
Buten, Matthew IRA.......................................                   104               104
BV Private Equity, Ltd. .................................                 5,231             5,231
Cameron, James...........................................                   519               519
Campbell, Bruce..........................................                   618               618
Campbell, Bruce ACF Casey Campbell U/AZ/UTMA.............                   206               206
Campbell, Bruce ACF Christopher Campbell U/AZ/UTMA.......                   206               206
Campbell, Bruce ACF Kyle Campbell U/AZ/UTMA..............                   206               206
Campbell, Gordon.........................................               122,778           122,778
Campion, John E. ........................................                 3,401             3,401
Carlsen, Dan.............................................                 1,029             1,029
Carnes, James M. ........................................                   540               540
Carr, Laurence J. .......................................                 2,022             2,022
Carter, Wiley L. and Nancy M. Carter Trustees of the
Wiley L. Carter & Nancy M. Carter Trust UDT 3/31/83......                   104               104
Cast Enterprises.........................................                 4,323             4,323
Castle Advisers, L.P. ...................................                 1,557             1,557
Centaur Business Inc. BVI................................                 2,161             2,161
Central Coast Capital Holdings, Inc. ....................                   721               721
Ch'ien, Raymond K. F. ...................................                   432               432
Champion International Corporation Defined Benefit &
Defined Contribution Plan Master Trust...................                32,345            32,345
Chang, Chien C. .........................................                   519               519
Chapman, J. A. and Leta M. Chapman Charitable Trust......                24,259            24,259
Charter Ventures II, L.P. ...............................                34,377            34,377
Chase Venture Capital Associates, L.P. ..................             1,209,663         1,209,663
Chavencap, Ltd. .........................................                18,852            18,852
Chiruvolu, Ravi .........................................                 1,160             1,160

                                                              COMMON STOCK OWNED       COMMON STOCK
NAME                                                        PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                        ---------------------     --------------
CIT Group/Equity Investments, Inc. ......................                 6,484             6,484
Cohen, Matthew S. .......................................                   519               519
Cohen, Richard...........................................                   519               519
Cohen, Richard B. .......................................                 1,081             1,081
Cohen, Robert D. ........................................                   519               519
Coleman, Bobby W. .......................................                 2,562             2,562
Collins, G. Fulton III Mgmt Trust Dated 12/31/87.........                 2,022             2,022
Comerica Bank............................................                 5,892             5,892
Cooper Revocable Trust DTD 7/26/96.......................                   519               519
Corrigan Family Trust U/D/T date June 12, 1984, The......                 1,038             1,038
Costa, Fran..............................................                 1,543             1,543
CPS Employees' Pension Trust.............................                26,979            26,979
Dailey, Roger E. ........................................                   404               404
Dale, Peter..............................................                   130               130
Davidson, Craig L. ......................................                 1,374             1,374
Davidson, Mari...........................................                 1,374             1,374
Davis, Jarrett L. III....................................                 2,021             2,021
Daystar Realty Limited...................................                   821               821
DeGeorge, Lawrence F. ...................................                 5,190             5,190
Del Biaggio III, William J. .............................                   216               216
Delmon, Edmond S. .......................................                 4,323             4,323
Dench, Robert H. and Gloria E. Dench, TTEE Dench Living
Trust Dated June 16, 1994................................                   519               519
Diamond Shamrock Refining and Marketing Company..........                 1,120             1,120
Dolan, A. Barr...........................................                18,852            18,852
Dolch, Volker............................................                 1,038             1,038
Domescik, Dr. Gerald.....................................                   202               202
Domescik, Dr. Gerald P/S Master Trust Northwest
Radiology Consultants....................................                   404               404
Dominion Financial LLC ..................................                61,749            61,749
Donnelly, Edwin H. MD....................................                   809               809
Dorris, Stephanie........................................                10,292            10,292
Douglas, J. Robert IRA Rollover..........................                   404               404
Duenner, Stephen R. and Ruthie B. .......................                 2,022             2,022
Eberts, Donald...........................................                74,440            74,440
Edelson, Harry...........................................                 1,038             1,038
Egan, Richard............................................                23,158            23,158
Evans, Matthew...........................................                   103               103
F&M Bank & Trust Co., Co-Trustee, Edna P. Langholz
1980 Trust ..............................................                   540               540
F&W Investments 1996-II..................................                 6,175             6,175
F&W Investments 2000.....................................                 9,357             9,357
FINAMA Private Equity FCPR...............................                 6,484             6,484
First Formosa II Technology Investment Corp..............               331,429           331,429
First Formosa Technology Investment Holding Company
Limited .................................................               107,293           107,293
First Trust Corp. FBO Jerome W. Carlson IRA Account
#183315-0001.............................................                   270               270

                                                              COMMON STOCK OWNED       COMMON STOCK
NAME                                                        PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                        ---------------------     --------------
Foster & Foster..........................................                 8,325             8,325
Fountain, Tracy .........................................                 1,000             1,000
Fu, Kevin J. Irrevocable Trust...........................                 2,058             2,058
Fu, Shuiti...............................................                 1,029             1,029
Fu-Jing Trust created on November 23, 1999...............               564,161           564,161
Gallagher, Vincent E. IRA, Bear Stearns Security Corp.
Custodian for............................................                   415               415
Gandhi, Gunavati.........................................                 4,318             4,318
Georgia Tech Foundation Inc. ............................                 1,500             1,500
Gerlach & Co. ...........................................                10,807            10,807
Goldman -- Valerine Family Trust.........................                   519               519
Gorman, Joseph T. .......................................                 1,038             1,038
Gorman, William S. ......................................                 5,146             5,146
Gottstein, Bernard J. ...................................                 2,022             2,022
Goyan-Hart Family Living Trust, Jere E. Goyan or Linda L.
Hart, Trustees ..........................................                 1,160             1,160
Great American Ventures LLC..............................                 2,161             2,161
Greb, Charles E. ........................................                 6,403             6,403
Greene, Natalie F. ......................................                    20                20
Grenon-Malzacher LLC.....................................                   540               540
Gridley, Linda Bornhuetter...............................                   519               519
Gupta, Ram Paul..........................................                   519               519
Gustafson, Corrie S. ....................................                   292               292
Gutierrez, Salvador O. ..................................                   540               540
GVC Cayman Corporation...................................                28,608            28,608
H.E. Butt Grocery Company................................                   560               560
Halff, Alex H. ..........................................                 1,089             1,089
Halff, Glenn A. .........................................                    93                93
Halff, Harry A. .........................................                    93                93
Halff, James A. .........................................                    94                94
Hall, David M. ..........................................                   216               216
Harrison, Donald C. .....................................                 1,160             1,160
Hart, Milledge and Patti.................................                 1,081             1,081
Hartman, Greg............................................                 1,029             1,029
Head, Andrew M. .........................................                   404               404
Head, John F. Jr. .......................................                   404               404
Hennessy, John M. .......................................                   519               519
Henningsen, Lee A. ......................................                 1,038             1,038
Hershner, Thomas L. .....................................                   216               216
HFM Charitable Remainder Trust...........................                 5,404             5,404
Hill Family Foundation, Inc., The........................                 1,038             1,038
Hillman, James L. .......................................                 1,029             1,029
Hix, Thomas C. ..........................................                 1,029             1,029
Hixon, George C. ........................................                 6,204             6,204
Hoang, Tuong.............................................                 1,482             1,482
Holarud Partners 394.....................................                 4,043             4,043
Hoover, Mark.............................................                 3,087             3,087
Hou, David C. Trust 2/1/2000, David C. Hou, Trustee......                   648               648

                                                              COMMON STOCK OWNED       COMMON STOCK
NAME                                                        PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                        ---------------------     --------------
House, David L. .........................................                   104               104
Howard, David L. ........................................                 6,204             6,204
Hsieh, H.L. .............................................                28,608            28,608
Iacovone, Jack J. .......................................                   862               862
Idanta Partners, Ltd. ...................................                 2,076             2,076
Incaval S.A. Panama......................................                 1,945             1,945
Ingrams, LV. & R.A. .....................................                 1,081             1,081
Innovatech Associates....................................              14,408**            14,408
Ironwood Partners, Ltd. .................................                 1,621             1,621
J.S. Robinson Associates.................................                 1,038             1,038
Jacobson, Alexander D. Trustee of the Jacobson Living
Trust U/D/T dated 5/21/86 as Restated 2/5/97.............                   865               865
Jaedicke, Robert K. Family Trust ........................                 1,160             1,160
Jath Oil Company.........................................                 4,043             4,043
Jiang, Guoqing "James"...................................                 2,599             2,599
Jing, Wen................................................                   411               411
Joerger, Tricia..........................................                   906               906
Johnson, Roger W. .......................................                   208               208
Johnson, Theodore Gus....................................                   571               571
Jones, Harvey N. ........................................                   519               519
Kallow East International S.A. ..........................                 3,234             3,234
Kaplan, Marilyn TTEE U/A DTD 11/30/95 by Bernard Blum....                 1,038             1,038
Katz Family Trust, The...................................                   519               519
Kawamura, Eiji...........................................                 3,880             3,880
Kaye, Eric...............................................                 4,678             4,678
Keck, Chad W. IRA........................................                   519               519
Keilhacker, Kurt ........................................                17,703            17,703
Kenney, Vincent..........................................                   104               104
Kenny, Gerard J. ........................................                   216               216
Kertson, Richard A. & Leanna, Joint Tenants..............                 1,038             1,038
Kiger, F. Gray Jr. ......................................                   519               519
Klatt, Andrew K. ........................................                 1,161             1,161
Krinsky, David and Cathy Trustees of the Krinsky Living
Trust, DTD 10/20/95......................................                   216               216
Kufis, Andrew C..........................................                 2,058             2,058
Kufis, James C...........................................               127,248           127,248
Kufis, James C. Kufis & Carolyn M. Kufis 1988 Trust......                 2,058             2,058
Kyle Investments/A Partnership...........................                 2,426             2,426
Ladensohn, David A.......................................                   622               622
Ladensohn, Eliza H.......................................                    32                32
Ladensohn, Kenneth R.....................................                 2,562             2,562
LaFountain, Tad..........................................                   836               836
Lang, Dr. William C. Jr. ................................                   202               202
Lang, Dr. William C. Jr., P.S. Northwest Radiology
Consultants..............................................                   404               404
Larson, Robert E. .......................................                55,381            55,381
Lauder, Gary.............................................                 2,161             2,161

                                                              COMMON STOCK OWNED       COMMON STOCK
NAME                                                        PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                        ---------------------     --------------
Lawrence, Damon and Marian Trustees of the Lawrence
Living Trust DTD December 15, 1995.......................                   432               432
Lee, C. Quincy Estate....................................                 2,022             2,022
Lee, Liang Chen..........................................                21,467            21,467
Leininger, James R. .....................................                 1,120             1,120
Lepofsky, Robert J. .....................................                 1,038             1,038
Levine, Larry............................................                   108               108
Levy Family Trust Dtd 2/18/83, The.......................                 1,038             1,038
Ligeti, Conner ..........................................                   618               618
Ligeti, Hunter ..........................................                   618               618
Ligeti, Kiersten ........................................                   618               618
Ligeti, Robert ..........................................                   618               618
Lin, David Fonglu and Wand H. ...........................                 1,038             1,038
Lirola, Bernard IRA, Bear Stearns Securities Corp.
Custodian ...............................................                   208               208
Long, Junsheng...........................................                 1,860             1,860
LOR, Inc.................................................                20,215            20,215
Lorton, Robert E. .......................................                 2,022             2,022
Love, Dixie L. ..........................................                   292               292
Macricostas, Constantine.................................                   519               519
Magid, James I. .........................................                   208               208
Mandaric, Milan..........................................                 2,076             2,076
Marazita, Frank..........................................                18,054            18,054
Marshall, James R. ......................................                 2,903             2,903
Marshall, Joseph ........................................                   823               823
Marshall, Robert and Sarane Marshall as Trustees of the
Robert Marshall and Sarane Marshall Trust U/A dated
7/21/94 .................................................                11,276            11,276
Martin, James N. ........................................                   540               540
McCombs Family, LLC......................................                 5,163             5,163
McDermott, Robert F. ....................................                 2,022             2,022
McKee, E. Stanton Jr. ...................................                   519               519
McManus, John J. ........................................                   519               519
McNutt, Amy Shelton Charitable Trust.....................                 2,562             2,562
McWalters, Agnes ........................................                   100               100
McWalters, Kevin ........................................                   200               200
McWalters, Robert .......................................                   100               100
Mendicino, V. Frank......................................                25,429            25,429
Michaelson, John C. .....................................                 4,378             4,378
Mineck, John D. .........................................                   519               519
Moody, J. Roger, Roth IRA................................                   519               519
Moonan, Jeffrey P. ......................................                   156               156
Moore, Gordon E. & Betty I. Moore, Trustees of the
Gordon E. Moore and Betty I. Moore Trust u/a/d 10/9/73...                 2,076             2,076
Morihiro, Koji ..........................................                 8,852             8,852
Morse, David.............................................                 1,081             1,081
Mulderig, Jane F. .......................................                   809               809
Nason, Norman A. ........................................                 5,146             5,146

                                                              COMMON STOCK OWNED       COMMON STOCK
NAME                                                        PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                        ---------------------     --------------
Natcan Investment Management.............................                24,259            24,259
National Bancorp of Alaska, Inc. ........................                 8,086             8,086
National Christian Charitable Foundation, Inc. ..........                 1,344             1,344
National Industries Group................................                 3,242             3,242
NBR -- Needham 2 Partnership.............................                 1,401             1,401
Needham & Company, Inc. .................................                 4,186             4,186
Needham 1997 Investment LLC..............................                 2,074             2,074
Needham Capital Partners II (Bermuda), L.P. .............                 1,183             1,183
Needham Capital Partners II, L.P. .......................                10,831            10,831
Needham, George A. ......................................                 4,378             4,378
Niedland, Suzanne L. ....................................                   519               519
Nissenbaum, Robert ......................................                 6,175             6,175
Occhipinti, John C. .....................................                 7,883             7,883
Occhipinti, Vincent M. ..................................                55,381            55,381
Olmos Partners...........................................                 2,426             2,426
Onopchenco, Laura .......................................                 3,190             3,190
Ontario Teachers' Pension Plan Board.....................               974,898           974,898
Pacific Coast Investors, Ltd. ...........................               262,980           262,980
Pantazelos, Peter G. ....................................                   259               259
Pao, Henry C. and Deborah Y. Trust Dtd 10/4/83...........                   519               519
Pasternoster, Paul.......................................                 3,911             3,911
Patil, Suhas S. .........................................                 1,038             1,038
Perlegos, George & Angeliki..............................                   519               519
Perlegos, Gust...........................................                   519               519
Phoenix Leasing Incorporated.............................                 7,071             7,071
Pickard, Wesley C. Revocable Living Trust U/A 9/25/96....                   324               324
Pictet & Cie (as nominee)................................                   865               865
Poirer, Lynn.............................................                   111               111
Poitras, James P. .......................................                   519               519
Ponce, Silvia A. ........................................                   519               519
Poppa, Ryal Robert.......................................                   519               519
Positioning Strategies...................................                 3,430             3,430
Price, Peter R. .........................................                   865               865
Prior, John J. Jr. ......................................                 3,859             3,859
Public Institution for Social Security - Kuwait..........                 8,208             8,208
Pywood Investment Corporation............................                 1,297             1,297
Race, Stephen M. ........................................                    41                41
Ragland, Ronad E. & Linda C. ............................                   519               519
Ready, Matt..............................................                 1,029             1,029
Rees, Robert W. .........................................                 2,093             2,093
Rees/Source Ventures #13, LLC............................                25,721            25,721
Rees/Source Ventures Limited Partnership #7..............                   809               809
Rees/Source Ventures, Inc. ..............................                 1,030             1,030
Regime de rentes du Mouvement des Caisses................                21,614            21,614
Reinhold, Walter B. .....................................                 1,038             1,038
Reiser, Jr., Robert E. IRA FBO DLJSC as custodian........                    81                81
Ridley, Judy L. .........................................                 2,058             2,058
Robertson Stephens Inc. FBO U.S. Small Business .........                38,685            38,685

                                                              COMMON STOCK OWNED       COMMON STOCK
NAME                                                        PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                        ---------------------     --------------
Administration...........................................
Robinson Partners........................................                 1,038             1,038
Robinson, James S. Trust u/a Dtd 1/1/82..................                   519               519
Rogan, Paul..............................................                   519               519
Rollins Investment Fund..................................                10,807            10,807
Rollins, Gary W. ........................................                 2,161             2,161
Rollins, R. Randall......................................                 2,161             2,161
Roselli, Robert and Linda Roselli, JtTen                                  2,161             2,161
Rothschild Bank AG, Acting as nominee....................                   865               865
Royal Bank of Canada.....................................                21,614            21,614
S. Barshop Investments, Ltd. ............................                 2,830             2,830
Saalfield, James.........................................                   519               519
Salient Investment L.T.D. ...............................                 1,081             1,081
Sanderson, Stuart W. ....................................                   208               208
Sasca Investissement.....................................                 1,729             1,729
Saxe, Jon S. & Myrna G. Marshall 1997 Trust..............                   259               259
Schroeder Family Trust, The..............................                 1,038             1,038
Schwarzer, Fred M. ......................................                 1,160             1,160
Schweichler Associates...................................                2,058*             2,058
Seaver Partners..........................................                   519               519
Seawell, A. Brooke.......................................                   259               259
Selby Venture Partners, L.P. ............................                25,160            25,160
Selby, Richard...........................................                   324               324
Select Ventures, L.L.C...................................                   270               270
Semmes Partnership, Ltd. ................................                 2,887             2,887
Senner, Valerie..........................................                 2,210             2,210
Sentry Insurance a Mutual Company........................                 8,646             8,646
Shetler, Joy.............................................                   205               205
Shields Jr., Thomas A. Trustee u/d/t 4-14-1999...........                   270               270
Shoemaker Family Partner.................................                   259               259
Shriner, Donald R.and Marguerite E. Trust Agreement
dated 4/25/95............................................                 5,146             5,146
Singh, Prithipal & Rajinder K. Singh, Trustees, Singh
Trust UDT April 17, 1986.................................                   415               415
Smart, J. Larry & Cheryl L. as Trustees of the J.
Larry & Cheryl L. Smart Revocable Trust dtd March 29,
1995 ....................................................                   519               519
Smith, Roger Living Trust................................                   324               324
Smith, Walstein Bennett III..............................                 2,058             2,058
Spersibs L.P. ...........................................                 4,043             4,043
Staebler, Michael........................................                   162               162
State Street Bank and Trust Company as Trustee for
Equifax, Inc. U.S. Retirement Income Plan................                26,979            26,979
Steidel, AnnDee L........................................                    42                42
Steidel, AnnDee L., ACF Jane L. Steidel U/TX/UTMA........                    32                32
Stein, A.J. Trust UTD dated Oct. 14, 1983, The...........                 1,038             1,038
Stern, Jonathan..........................................                   404               404
Stewart, John G. ........................................                 4,323             4,323
Strauch, C.S. & Nan Y. Living Trust dated 10/26/82.......                   519               519

                                                              COMMON STOCK OWNED       COMMON STOCK
NAME                                                        PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                        ---------------------     --------------
Stumberg, Diana M. ......................................                   432               432
Stumberg, Eric B. .......................................                   432               432
Stumberg, Jr., Louis H. .................................                   432               432
Stumberg, Mary Pat.......................................                   865               865
Sutherlin, Michael W. & Mary Lynn Sutherlin Trustees
under Declaration of Trust Dtd 8/8/97....................                   519               519
Synergy Inc. Retirement Plan Trust.......................                 2,698             2,698
Tamarind Investments, Ltd. ..............................                 2,161             2,161
Techfund Capital II, L.P. ...............................               187,249           187,249
Techfund Capital Management II, LLC......................                 8,401             8,401
Techfund Capital Management, LLC.........................                16,983            16,983
Techfund Capital, L.P. ..................................               185,271           185,271
Technology Ventures Investment Fund, LLC.................                 1,898             1,898
Testa, Richard J. .......................................                   104               104
Therrien, Robert J. .....................................                 1,038             1,038
Thornton, Sally B. Trust Dtd 8/14/91.....................                   519               519
Tinicum Investors........................................                 1,038             1,038
Tomita, Lane.............................................                 2,187             2,187
Tompkins Family Trust, The DTD 3/16/90...................                   519               519
Townes, David K. IRA.....................................                   156               156
Trapani, Lisa C. ........................................                   823               823
Treutlen House At New Ebenenzer .........................                   521               521
Trimble Navigation Limited Non Qualified Compensation
Plan FBO Charles R. Trimble..............................                   259               259
Trimble, Charles R. Separate Property Trust..............                   259               259
Trinity University.......................................                10,247            10,247
U.S Small Business Administration .......................               140,637           140,637
University of Tennessee, The.............................                16,172            16,172
USAA Investment Management Company.......................                42,422            42,422
Vadasz Investment Trust dtd 3/15/99, Cindy S. Butler
Trustee .................................................                   519               519
Van Der Wansem, Paul J. .................................                   519               519
Van Horne, Charles H. ...................................                   216               216
Varner, Roseanne Hirsch..................................                   519               519
Vaughn, David E. ........................................                   270               270
Veerappan, Armachalam....................................                 3,742             3,742
Venkatesh Family Living Trust............................                   324               324
Venture Lending & Leasing II, Inc. ......................                18,278            18,278
Venture Lending & Leasing, Inc. .........................                 7,833             7,833
Viel et Cie..............................................                 1,081             1,081
Vonderschmitt, Bernard & Theresa Trust dtd 1/4/96........                 1,038             1,038
Wade Family Trust........................................                 1,038             1,038
Wah, Wong Ying...........................................                68,962            68,962
Wang, Manzhen............................................                 1,029             1,029
Wasserstein Adelson Ventures, L.P. ......................               271,356           271,356
Weathers, William J. II..................................                   121               121
Weiskopf Silver & Co. ...................................                   778               778
Wellington Trust, Robert Cohn, Trustee ..................                 1,160             1,160

                                                              COMMON STOCK OWNED       COMMON STOCK
NAME                                                        PRIOR TO THE OFFERING     OFFERED HEREBY
----                                                        ---------------------     --------------
Whims, James ............................................                14,303            14,303
Whims, Robert ...........................................                 1,000             1,000
Whims, Timothy ..........................................                 1,000             1,000
Wierenga, Ellie .........................................                   233               233
Willis, Mary Ellen.......................................                 1,081             1,081
Wilson, Robert C. .......................................                   519               519
Witter, Michael David....................................                   519               519
Wolfson Family Trust.....................................                 1,081             1,081
Woodside Fund III SBIC, L.P. ............................                50,272            50,272
Woodside Fund IV L.P. ...................................                42,105            42,105
WPEP Ventures, LLC.......................................                 9,357             9,357
Wu, Kuo-Yong.............................................                 7,163             7,163
Wu, Yung-Fung............................................                28,608            28,608
Xanadu Partners..........................................                 1,038             1,038
Yeah, Solomon............................................                 7,163             7,163
Yost, Mary Louise TTEE Mary Louise Yost Revocable
Trust U/D 1/17/01........................................                   809               809
Zafran Family Trust 12/10/95 Alan & Judy Zafran, Trustees                   216               216
Zuckerman, Matthew.......................................                 4,652             4,652
                                                                          -----             -----
    Total................................................             6,529,885         6,529,885
                                                                      =========         =========


 *      Options to purchase our common stock held prior to the offering.

** 50% of these shares represent options to purchase our common stock held prior to the offering.